UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 14, 2008

Southwestern Public Service Company

(Exact Name of Registrant as Specified in Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

Tyler at Sixth, Amarillo, Texas	79101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 571-7511

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 14, 2008, Southwestern Public Service Company, a New Mexico corporation (the “Company”), agreed to sell $250,000,000 in aggregate principal amount of the Company’s Series G Senior Notes, 8.75% due 2018 (the “Notes”) pursuant to an Underwriting Agreement by and between the Company and J.P. Morgan Securities Inc., as representative of the underwriters named therein.  The Notes are being issued pursuant to the registration statement on Form S-3 (File No. 333-153241) (the “Registration Statement”).  A prospectus supplement relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on November 17, 2008.  The Notes will be governed by the Company’s Indenture, dated February 1, 1999, as supplemented, including the Fifth Supplemental Indenture, dated as of November 1, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description

1.01

Underwriting Agreement dated November 14, 2008 between Southwestern Public Service Company and J.P. Morgan Securities Inc., as representative of the Underwriters named therein, relating to $250,000,000 principal amount of Series G Senior Notes, 8.75% due 2018

4.01

Fifth Supplemental Indenture dated as of November 1, 2008 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, creating $250,000,000 principal amount of Series G Senior Notes, 8.75% due 2018

5.01	Opinion of Hinkle, Hensley, Shanor & Martin, L.L.P. regarding the validity of certain securities.

5.02	Opinion of Jones Day regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company
(a New Mexico corporation)

By:	/s/ Teresa S. Madden
Name:	Teresa S. Madden
Title:	Vice President and Controller

Dated:  November 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.01

Underwriting Agreement dated November 14, 2008 between Southwestern Public Service Company and J.P. Morgan Securities Inc., as representative of the Underwriters named therein, relating to $250,000,000 principal amount of Series G Senior Notes, 8.75% due 2018

4.01

Fifth Supplemental Indenture dated as of November 1, 2008 between Southwestern Public Service Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, creating $250,000,000 principal amount of Series G Senior Notes, 8.75% due 2018

5.01	Opinion of Hinkle, Hensley, Shanor & Martin, L.L.P. regarding the validity of certain securities.

5.02	Opinion of Jones Day regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.